UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 24, 2007
______________

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
______________

Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On October 24, 2007, Newfield issued a press release announcing its third quarter 2007 financial and operating results and fourth quarter 2007 earnings guidance. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01   Regulation FD Disclosure

On October 24, 2007, Newfield issued its @NFX publication, which includes an update on recent operating activities, asset divestitures, focus area updates and updated tables detailing complete hedging positions as of October 24, 2007. A copy of this publication is furnished herewith as Exhibit 99.2.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release issued by Newfield Exploration Company on October 24, 2007.
	99.2	@NFX publication issued by Newfield Exploration Company on October 24, 2007.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: October 25, 2007	By:	/s/ TERRY W. RATHERT
Terry W. Rathert
Senior Vice President and Chief Financial Officer

3

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Newfield Exploration Company on October 24, 2007.
99.2	@NFX publication issued by Newfield Exploration Company on October 24, 2007.